SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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/ / Preliminary Proxy Statement

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/x/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Rock of Ages Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

/x/No Fee Required

/ /Fee computed on table below per Exchange Act Rules 14-a 6(i) 1 and 0-11

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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[ROCK OF AGES LOGO]

ROCK OF AGES CORPORATION
772 GRANITEVILLE ROAD
GRANITEVILLE, VERMONT 05654

May 10, 2002

To our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Rock of Ages Corporation, to be held at the Hilltop Restaurant, 241 Quarry Hill Road, Barre, Vermont 05641 on Tuesday, June 18, 2002 at 10:30 a.m., local time.

     We encourage you to carefully read the enclosed Notice of Annual Meeting and Proxy Statement, as well as the enclosed 2001 Annual Report.

     After the business items of the annual meeting are completed, a group of our officers will make presentations and answer your questions about our growth strategy and our quarrying, manufacturing and retailing operations. This will be followed by lunch and tours of our quarries and manufacturing plants. Our annual meeting serves as a good opportunity for you to learn more about Rock of Ages and talk informally with many of our people.

     We hope to see you at the annual meeting. It is important that your shares be represented at the annual meeting regardless of whether you are able to attend personally. Therefore, please sign, date and promptly mail the enclosed proxy card(s) in the envelope provided or otherwise vote the proxy as indicated.

Sincerely,

Kurt M. Swenson
Chairman, President and
Chief Executive Officer

ROCK OF AGES CORPORATION

772 Graniteville Road
Graniteville, Vermont 05654

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 18, 2002

To the Stockholders of
Rock of Ages Corporation:

     Notice is hereby given that the Annual Meeting of the Stockholders of Rock of Ages Corporation will be held at the Hilltop Restaurant, 241 Quarry Hill Road, Barre, Vermont 05641, on Tuesday, June 18, 2002 at 10:30 a.m., local time, for the following purposes:

     1.   To elect three Class II Directors, each for a three-year term expiring at the annual meeting of stockholders in 2005, and until their respective successors are duly elected and qualified.

     2.   To ratify the selection of KPMG LLP as the Company's independent auditors for the 2002 fiscal year.

     3.   To transact any other business that may properly come before the annual meeting or any adjournment thereof.

     The close of business on April 29, 2002 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment thereof.

     Your vote is important. Please sign, date and return the accompanying proxy card(s) in the enclosed envelope, or otherwise vote the proxy as indicated. Please note that separate proxy cards have been provided for the Company's Class A Common Stock and Class B Common Stock. If you are a holder of both classes of stock, please sign, date and return both proxy cards or otherwise vote both proxies so that all of your shares may be voted. If you attend the annual meeting, you may vote in person whether or not you have sent in your proxy card(s).

By Order of the Board of Directors

Michael B. Tule
Secretary

ROCK OF AGES CORPORATION

PROXY STATEMENT

General

     This Proxy Statement is furnished in connection with the solicitation, by and on behalf of the Board of Directors (the "Board") of Rock of Ages Corporation, a Delaware corporation (the "Company"), of proxies (each a "Proxy," and collectively the "Proxies") to be voted at the Company's 2002 Annual Meeting of Stockholders (the "Meeting"), and at any adjournments thereof. The Meeting will be held at the Hilltop Restaurant, 241 Quarry Hill Road, Barre, Vermont, on Tuesday, June 18, 2002 at 10:30 a.m., local time. The principal offices of the Company are located at 772 Graniteville Road, Graniteville, Vermont 05654.

     This Proxy Statement, the accompanying Proxy and the Company's 2001 Annual Report are being first mailed to stockholders of the Company on or about May 10, 2002.

Record Date And Voting Securities

     Only holders of record of the Class A Common Stock, par value $.01 per share, of the Company (the "Class A Common Stock"), and Class B Common Stock, par value $.01 per share, of the Company (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock"), at the close of business on April 29, 2002, (the "Record Date"), are entitled to notice of and to vote at the Meeting. On the Record Date, the Company had outstanding (i) 5,071,719 shares of Class A Common Stock, each of which is entitled to one vote, or a total of 5,071,719 votes, and (ii) 2,785,521 shares of Class B Common Stock, each of which is entitled to ten votes, or a total of 27,855,210 votes. Accordingly, at the close of business on the Record Date, 7,857,240 shares of Common Stock were outstanding, representing a total of 32,926,929 votes.

     The presence at the Meeting, in person or by proxy, of the holders of a majority of the total voting power of the issued and outstanding shares of Class A Common Stock and Class B Common Stock is necessary to constitute a quorum to transact business. In the absence of a quorum at the Meeting, the Meeting may be adjourned from time to time without notice, other than announcement at the Meeting, until a quorum is present. If a quorum is present at the Meeting, the Class II directors will be elected by a plurality of the votes cast either in person or by Proxy at the Meeting (Proposal No 1). Ratification of the selection of KPMG LLP as the Company's independent auditors for the 2002 fiscal year (Proposal No. 2) will require the affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by Proxies at the Meeting.

     All duly executed Proxies received prior to the Meeting and not revoked will be voted in accordance with the directions specified thereon. If no direction has been specified in a duly executed Proxy, the shares represented thereby will be voted for the election of each of the nominees for Class II directors specified herein and for the proposal to ratify the selection of KPMG LLP as the Company's independent auditors for the 2002 fiscal year. Shares represented by a duly executed Proxy will be voted in the discretion of the persons named in the Proxy in connection with any other matter that may properly come before the Meeting. The Company has not received notice of any such matter as required by the Company's Amended and Restated By-Laws (the "By-Laws") in order to be presented at the Meeting. A stockholder giving a Proxy may revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Company a written notice of revocation, by signing and delivering to the Secretary of the Company a Proxy bearing a later date or by voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a Proxy. If you wish to vote your shares in person at the Meeting and your shares are held in the name of your broker, bank or other nominee, you must bring a proxy from your nominee authorizing you to vote your "street name" shares held as of the Record Date.

     A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of nominees for directors. Abstentions will have the effect of a vote against the ratification of KPMG LLP as the Company's independent auditors because approval of that proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by Proxy at the Meeting. A broker "non-vote" occurs with respect to shares as to a proposal when a broker who holds shares of record in his name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' Proxies in their own discretion with respect to both proposals to be voted upon at the Meeting, and, accordingly, broker non-votes will not occur with respect to either of such proposals.

Proxy Solicitation

      All expenses of this solicitation will be borne by the Company, including the cost of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms, banks and other nominees for their reasonable expenses in forwarding proxy material to beneficial owners of the Company's stock. The Company has retained D. F. King & Co. to assist in the solicitation of proxies. They will be paid an aggregate fee for their services estimated to be $2,500, and will be reimbursed for their out-of-pocket expenses. In addition to solicitation by mail, certain directors, officers and regular employees of the Company, who will not receive additional compensation for solicitation, and D. F. King & Co. may solicit Proxies by telephone, overnight delivery service, facsimile or otherwise.

Delivery of Proxy Materials And Annual Report To Households

     The Securities and Exchange Commission recently implemented a new rule permitting companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two more more stockholders reside. Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only a single copy of the Company's 2001 Annual Report and this Proxy Statement.

     If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

     Beneficial owners who reside at a shared address at which a single copy of the Company's 2001 Annual Report and this Proxy Statement is delivered may obtain a separate copy of the Company's 2001 Annual Report and/or Proxy Statement without charge by sending a written request to Rock of Ages Corporation, 369 North State St., Concord, New Hampshire 03301, Attention: Investor Relations, or by calling the Company at (800) 884-7936. The Company will promptly deliver a copy of its 2001 Annual Report and/or Proxy Statement upon request.

     Not all brokers, banks or other intermediaries may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly. Alternatively, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

     In accordance with the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), the members of the Board are divided into three classes, designated Class I, Class II and Class III, respectively, and are elected for a term of office expiring at the third succeeding annual stockholders' meeting following their election to office and until their successors are duly elected and qualified. The Certificate of Incorporation also provides that each such class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. The Board now consists of nine members, with three directors in each Class. The term of office of the Class II directors expires at the Meeting. The Class III and I directors are serving terms that expire at the annual meeting of stockholders in 2003 and 2004, respectively.

     George R. Anderson, John L. Forney and Frederick E. Webster Jr., the Class II directors whose terms are expiring at the Meeting, have been nominated by the Board for election at the Meeting for a three-year term of office expiring at the annual meeting of stockholders in 2005 and until their successors are duly elected and qualified.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR CLASS II DIRECTORS. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS CLASS II DIRECTORS.

     Stockholders may not cumulate their votes in the election of directors. The three nominees receiving the highest number of affirmative votes will be elected to the Board. Stockholders entitled to vote for the election of directors may withhold authority to vote for any or all nominees for directors. If any nominee becomes unavailable for any reason, then the shares represented by a Proxy will be voted FOR the remainder of the listed nominees and for such other nominees as may be designated by the Board as replacements for those who become unavailable. Discretionary authority to do so is included in the Proxies.

     The following table sets forth the names, ages and position with the Company or its affiliates of the persons who have been nominated for election as Class II directors and other current directors of the Company.

NAME	AGE	TITLE
Nominees For Class II Directors (For Term Expiring at 2005 Annual Meeting)

George R. Anderson	62	Director

John L. Forney	40	President and Chief Operating Officer/Memorials Division, Director

Frederick E. Webster Jr. (1)	64	Director

Continuing Class III Directors (Term Expires at 2003 Annual Meeting)

Jon M. Gregory	52	President and Chief Operating Officer/Quarries Division, Director

Richard C. Kimball	61	Chief Strategic and Marketing Officer, Director

Kurt M. Swenson	57	President, Chief Executive Officer, Chairman of the Board

Continuing Class I Directors (Term Expires at 2004 Annual Meeting)

James L. Fox (1)	50	Director

Douglas M. Schair	57	Director

Charles M. Waite (1)	69	Director

(1) Member of the Audit Committee and the Compensation Committee

Certain additional information concerning the directors, nominees for director, and executive officers of the Company is set forth below. The Company's executive officers serve at the discretion of the Board. Other than Swenson Granite Company LLC ("Swenson LLC"), which could be considered an affiliate of the Company, none of the corporations or other organizations referred to below with which a nominee for director has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

Directors

     George R. Anderson has been a director of the Company since 1984. From 1984 until February 1999, Mr. Anderson was also Chief Financial Officer and Treasurer and until April 1999, Mr. Anderson was Senior Vice President/Finance. Mr. Anderson joined the Company in 1969 as the Chief Accountant and subsequently held the position of Controller. He has been a director of the Barre Granite Association and a trustee of the Granite Group Insurance Trust and the Barre Belt Multi-Employer Pension Plan. Mr. Anderson's current term as a director of the Company will expire at the Meeting.

     John L. Forney has been President and Chief Operating Officer/Memorials Division since January 2001 and a director of the Company since February 2001. From February 1999 to September 2001, Mr. Forney was also Chief Financial Officer and Treasurer of the Company. Prior to assuming these positions and since 1996, Mr. Forney was Senior Vice President of Finance at Raymond James & Associates, Inc., a financial services company. From 1994 to 1996, Mr. Forney was a Vice President at Morgan Stanley & Company. Mr. Forney's current term as a director will expire at the Meeting.

     James L. Fox has been President and Chief Executive Officer of govOne Solutions LP, an electronic government payment service, since August 2001. From June 2000 to August 2001, he was Vice President-Corporate Development and Chief Financial Officer of Gomez, Inc., a research and consulting firm specializing in Internet quality measurement. He was Vice Chairman of PFPC Inc., a division of the PNC Financial Services Group, Inc. from December 1999 to June 2000. He was President of First Data Investor Services Group, Inc., a division of First Data Corporation, an electronic payment services company, since 1989. Mr. Fox has been a director of the Company since October 1997. Mr. Fox's current term as a director of the Company will expire in 2004.

     Jon M. Gregory has been President and Chief Operating Officer/Quarries Division of the Company since 1993. Mr. Gregory was elected by the Board to his current directorship in October 1998. Since joining the Company in 1975, Mr. Gregory has served in various positions including Senior Vice President - Memorials Division, Manager of Manufacturing and line production supervisor. Mr. Gregory's current term as a director will expire in 2003.

     Richard C. Kimball has been Chief Strategic and Marketing Officer since January 2001. From 1993 to January 2001, he was Chief Operating Officer/Wholesale Division of the Company. From 1993 to February 2001, he served as Vice Chairman of the Board. He has been a director of the Company since 1986. Prior to joining the Company, Mr. Kimball served as a director, principal and President of The Bigelow Company, Inc., a strategic planning and investment banking firm from 1972 until 1993. Mr. Kimball's current term as a director of the Company will expire in 2003.

     Douglas M. Schair has been a director of the Company since June 2001. Mr. Schair has been a principal of Insurance Investment Associates, an insurance consulting firm, since 1975. From 1988 to 1998, Mr. Schair was Vice Chairman and Chief Investment Officer of Life Re Corporation, a reinsurance corporation. Mr. Schair is Vice Chairman of the Board of SatelLife, a nonprofit humanitarian organization dedicated to serving the health communication and information needs in the developing world. He is a trustee of Colby College. Mr. Schair's current term as a director will expire in 2004.

     Kurt M. Swenson has been President, Chief Executive Officer and Chairman of the Board since 1984. Prior to the Company's initial public offering of Class A Common Stock (the "IPO"), in 1997, since 1974, Mr. Swenson had also been the Chief Executive Officer and a director of Swenson Granite Company, Inc., the Company's parent company prior to October 1997 and the predecessor of Swenson LLC ("Swenson Granite"). Mr. Swenson currently serves as non-officer Chairman of the Board of Directors of Swenson LLC, which is engaged in the granite curb and landscaping business. He is also a director of the American Monument Association, the Funeral and Memorial Information Council, the National Building Granite Quarries Association and Group Polycor International. Mr. Swenson's current term as a director of the Company will expire in 2003.

     Charles M. Waite has been a director of the Company since 1985. Since 1989, Mr. Waite has been managing partner of Chowning Partners, a financial consulting firm that provides consulting services to New England companies. Mr. Waite's current term as a director will expire in 2004.

     Frederick E. Webster Jr., Ph.D. has been a Professor of Management at the Amos Tuck School of Business Administration of Dartmouth College since 1965. He is also a management consultant and lecturer. Mr. Webster has been a director since October 1997. Mr. Webster's current term as a director of the Company will expire at the Meeting.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     In addition to the directors set forth above who are also executive officers of the Company, set forth below is certain information concerning non-director employees who also serve as executive officers of the Company. The Company's executive officers serve at the discretion of the Board. There are no family relationships between any of the Company's directors and executive officers. Except for Keith Monument Company, LLC and Rock of Ages Canada, none of the corporations or other organizations referred to below with which an executive officer has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

     Douglas S. Goldsmith, age 32, has been Chief Financial Officer and Vice President of Finance and Administration since September 2001. From 1997 and until September 2001, Mr. Goldsmith served as the Chief Information Officer of the Company.

     Donald Labonte, age 40, has been Vice President/Manufacturing since January 2002 and has been President of Rock of Ages Canada since 1999. From 1998 to 1999, he was Vice President/General Manager of Rock of Ages Canada. From 1993 to 1998, Mr. Labonte was Director of Operations of Rock of Ages Canada.

     Dennis I. Merchant, age 51, has been Vice President/Retail Operations since August 1999. From 1984 to August 1999, he served as Manager/Manufacturing Operations.

     Terry Shipp, age 44, has been Vice President/Retail Sales and Marketing since January 2001. From 1997 to December 2000, he was the Sales Manager of Keith Monument Company, LLC, a wholly owned subsidiary of the Company.

     Michael B. Tule, age 40, has been Vice President, General Counsel and Secretary of the Company since April 2000. From March 1996 to April 2000, he was Vice President, General Counsel and Secretary of WPI Group, Inc., now known as NEXIQ Technologies, Inc. Prior to 1996, Mr. Tule was a partner at the Manchester, New Hampshire law firm of McLane, Graf, Raulerson & Middleton, PA.

BOARD ACTIONS; COMMITTEES OF THE BOARD OF DIRECTORS

     The Board met four times and acted by unanimous written consent one time in 2001. Each of the directors attended all the meetings of the Board, with the exception of Mr. Anderson, Mr. Fox and Mr. Waite who attended 75% of the meetings of the Board, and all of the meetings of the committees of the Board on which they served.

     The Board currently has two standing committees, the Audit Committee and the Compensation Committee. The functions of these committees and the number of meetings held during 2001 are described below.

     The principal function of the Compensation Committee, which consists of Messrs. Fox, Waite and Webster, is to review periodically the suitability of, and to make recommendations to the Board concerning, the remuneration arrangements (including benefits) for the executive officers of the Company. The Compensation Committee also administers, and makes grants of stock based awards under, the Company's Amended and Restated 1994 Stock Plan, as amended through October 26, 1998 (the "1994 Plan"). The Compensation Committee met one time as a committee during 2001.

     The principal function of the Audit Committee, which consists of Messrs. Fox, Waite and Webster, is to endeavor to assure the integrity and adequacy of financial statements issued by the Company. The Audit Committee reviews the systems, the procedures and the activities of the public accounting firm performing the external audit. The Audit Committee met four times as a committee during 2001.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is comprised of three non-employee directors who meet the independence and other qualification requirements of the Nasdaq Stock Market. The Audit Committee operates under, and has the responsibilities set forth in, the written charter adopted by the Board, a copy of which has been filed with the Securities and Exchange Commission as an appendix to the Company's proxy statement for its 2001 meeting of stockholders.

     Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibilities are to monitor and oversee these processes and to make recommendations to the Board regarding the selection of the Company's independent accountants.

     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications), and as otherwise modified or supplemented, including the quality and acceptability of the Company's accounting principles as applied in its financial reporting.

     The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the Audit Committee discussed with the independent accountants the acccounting firm's independence. The Audit Committee also considered whether non-audit services provided by the independent auditors during the last fiscal year and described on page 19 were compatible with maintaining the independent auditors' independence.

     Based upon the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved its recommendation, that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission on April 1, 2002.

AUDIT COMMITTEE

James L. Fox (Chairman)
Charles M. Waite
Frederick E. Webster Jr.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 26 2002, certain information with respect to the beneficial ownership of the Common Stock by (i) each director, (ii) each Named Executive Officer (as defined below), (iii) each beneficial owner of more than 5% of either class of the outstanding Common Stock known to the Company, based on Securities and Exchange Commission filings and other available information, and (iv) all directors and executive officers of the Company as a group. The Class B Common Stock is convertible on a share-for-share basis into Class A Common Stock. The Class B Common Stock is entitled to ten votes per share and the Class A Common Stock is entitled to one vote per share. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares listed opposite such person's name, subject to applicable community property laws.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	NUMBER	PERCENT OF CLASS	NUMBER (2)	PERCENT OF CLASS (3)
	SHARES OF CLASS B COMMON STOCK BENEFICIALLY OWNED		SHARES OF CLASS A COMMON STOCK BENEFICIALLY OWNED

Wellington Management Company, LLP (4) 75 State Street Boston, MA 02109	—	—	573,000	10.6%

Dimensional Fund Advisors, Inc. (5) 1299 Ocean Avenue, 11th Avenue Santa Monica, CA 90401	—	—	333,700	6.2%

Douglas M. Schair**	—	—	503,153	9.3%
Kurt M. Swenson (6) **	1,005,000	35.0%	1,135,000	17.7%
Kevin C. Swenson (7)	1,023,489	35.6%	1,023,489	15.9%
Robert L. Pope	144,875	5.0%	144,875	2.6%
Richard C. Kimball (8) **	29,126	1.0%	133,426	2.5%
George R. Anderson**	—	—	25,000	*
Jon M. Gregory**	—	—	35,326	*
Charles M. Waite (9)**	29,126	1.0%	35,000	*
James L. Fox (10) **	—	—	6,000	*
John L. Forney (11) **	—	—	25,000	*
Frederick E. Webster (12)**	—	—	5,000	*
Terry Shipp (13)**	—	—	6,000	*
All directors and executive officers as a group (14 persons)	1,063,252	37.0%	1,928,907	29.9%

_____________________

** Named Executive Officer and/or Director

* Less than 1%

(1)  The business address of Kevin C. Swenson and each director and Named Executive Officer of the Company is c/o Rock of Ages Corporation, 369 North State Street, Concord, New Hampshire 03301. The business address of Robert Pope is c/o Swenson Granite Company, LLC, 54 Willey Street, Barre, Vermont 05641.

(2) For each beneficial owner (and directors and executive officers as a group), the number of shares of Class A Common Stock listed includes (or is comprised solely of) (i) the number of shares equal to the number of shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner and (ii) the number of shares of Class A Common Stock that are subject to options held by such beneficial owner that are currently exercisable or exercisable within 60 days of April 29, 2002.

(3)  For each beneficial owner (and directors and executive officers as a group), the percentage of Class A Common Stock assumes (i) the conversion on April 29, 2002 of all shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner into Class A Common Stock and also that no other shares of Class B Common Stock beneficially owned by others are so converted, and (ii) that the number of shares of Class A Common Stock that are subject to options held by such beneficial owner that are currently exercisable or exercisable within 60 days of April 29, 2002 are deemed outstanding (but are not deemed outstanding for the purpose of computing the percentage ownership of any other person).

(4) According to a Schedule 13G dated February 12, 2002, Wellington Management Company, LLP, in its capacity as an investment advisor, may be deemed to be the beneficial owner of the listed shares that are held of record by its clients.

(5) According to a Schedule 13G dated February 12, 2002, Dimensional Fund Advisors Inc., in its capacity as an investment advisor or manager, may be deemed to be the beneficial owner of the listed shares which are held of record by certain investment companies, trusts or other accounts that it advises or manages.

(6) Kurt M. Swenson is the brother of Kevin C. Swenson. Includes 1,005,000 shares of Class B Common Stock and 130,000 shares of Class A Common Stock held by the Kurt M. Swenson Revocable Trust of 2000. Kurt M. Swenson, as the sole trustee of the Kurt M. Swenson Revocable Trust of 2000, beneficially owns such shares.

(7) Kevin C. Swenson is the brother of Kurt M. Swenson.

(8) Includes 20,000 shares of Class A Common Stock subject to currently exercisable stock options.

(9) Includes 5,000 shares of Class A Common Stock subject to currently exercisable stock options.

(10) Includes 5,000 shares of Class A Common Stock subject to currently exercisable stock options.

(11) All 25,000 shares of Class A Common Stock listed are subject to currently exercisable stock options.

(12) All 5,000 shares of Class A Common Stock listed are subject to currently exercisable stock options.

(13) Includes 5,000 shares of Class A Common Stock subject to currently exercisable stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that directors, certain officers and beneficial owners of more than 10% of the Company's common stock file reports of initial beneficial ownership and changes in beneficial ownership of the Company's common stock with the Securities and Exchange Commission. Based solely upon its review of reports filed pursuant to Section 16(a) of the Exchange Act and written representations by such reporting persons, the Company believes that during fiscal year 2001 such persons made all required filings except Mr. Kimball filed a late Form 5 (Annual Statement of Changes in Beneficial Ownership) reporting an option exercise of 5,000 shares of Class B common stock, the conversion of such shares to Class A common stock, and subsequent sale of 2,000 of the Class A shares acquired pursuant to the option, which transactions were also reported late.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth compensation and certain other information with respect to the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for the years ended December 31, 2001, 2000 and 1999.

NAME AND PRINCIPAL POSITION	YEAR	SALARY BONUS ANNUAL COMPENSATION		LONG-TERM COMPENSATION SECURITIES UNDERLYING OPTIONS(#)	ALL OTHER COMPENSATION (1)
Kurt M. Swenson	2001	$360,000	$30,000	—	$1,200
Chief Executive Officer and Chairman of the	2000	$340,080	$0	—	$1,200
Board of Directors	1999	$340,080	$0	—	$1,150

John L. Forney	2001	$250,003	$40,000	—	$1,200
President and Chief Operating	2000	$192,000	$0	75,000	$1,200
Officer/Memorials Division, Director	1999	$185,040	$0	—	$1,150

Richard C. Kimball	2001	$240,000	$30,000	—	$1,200
Chief Strategic and Marketing Officer,	2000	$240,000	$0	—	$1,200
Director	1999	$240,000	$0	25,000	$1,150

Jon M. Gregory	2001	$230,037	$40,000	—	$1,200
President and Chief Operating	2000	$192,000	$0	—	$1,200
Officer/Quarries Division, Director	1999	$185,040	$0	—	$1,150

Terry Shipp	2001	$180,331	$15,000	—	—
Vice President/Sales	2000	—	—	15,000	—
and Marketing	1999	—	—	—	—

_______________________

(1) In each case, represents a matching contribution under the Company's 401(K) plan.

Stock Option Grants in Last Fiscal Year

The Company did not grant options to purchase its Class A Common Stock or Class B Common Stock to any Named Executive Officer in 2001.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth information concerning options to purchase Class A and Class B Common Stock held by the Named Executive Officers. The Class B Common Stock is convertible on a share-for-share basis into Class A Common Stock. The Company has not granted any stock appreciation rights.

			NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS AT DECEMBER 31, 2001
	SHARES ACQUIRED ON EXERCISE				VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT DECEMBER 31, 2001(2)
		VALUE REALIZED (1)
NAME			EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE

Kurt M. Swenson	5,000	$4,450	—	—	$—	$—
Richard C. Kimball	5,000	$11,200	20,000	5,000	$—	$—
Jon M. Gregory	50,000	$64,100	—	—	$—	$—
John L. Forney	—	$—	25,000	50,000	$1,750	$3,500
Terry Shipp	—	$—	5,000	10,000	$350	$700

(1) These values are calculated using the closing price of the Class A Common Stock on the Nasdaq National Market on the date of exercise less the applicable exercise price.

(2) These values represent the total gain which would be realized if all of the "in-the-money" options held at December 31, 2001 were exercised, and are determined by multiplying the number of shares of Class A Common Stock underlying the options by the difference between $5.01, which was the per share closing price of the Class A Common Stock on the Nasdaq National Market on December 31, 2001, and the applicable per share option exercise price. An option is "in-the-money" if the fair market value of the underlying shares exceeds the exercise price of the option.

Pension Plans

     The Company maintains a qualified pension plan (the "Pension Plan"), and has entered into non-qualified salary continuation agreements (the "Salary Continuation Agreements") with certain officers of the Company, including the Named Executive Officers listed in the table on the next succeeding page. The Company's Pension Plan is noncontributory and provides benefits based upon length of service and final average earnings. Generally, employees age 21 with one year of continuous service are eligible to participate in the Pension Plan. The annual pension benefits shown for the Pension Plan assume a participant attains age 65 during 2002 and retires immediately. The Employee Retirement Income Security Act of 1974 places limitations on the compensation used to calculate pensions and on pensions which may be paid under federal income tax qualified plans, and some of the amounts shown on the following table may exceed the applicable limitations. Such limitations are not currently applicable to the Salary Continuation Agreements.

Pension Plan Table

     The following table shows the total estimated annual retirement benefits payable upon normal retirement under the Pension Plan for the Named Executive Officers at the specified executive remuneration and years of continuous service.

FINAL AVERAGE
COMPENSATION	15 YEARS	20 YEARS	25 YEARS	30 YEARS	35 YEARS

$125,000	$39,058	$52,078	$65,097	$78,117	$78,117
$150,000	$47,308	$63,078	$78,847	$94,617	$94,617
$175,000	$55,558	$74,078	$92,597	$111,117	$111,117
$200,000	$63,808	$85,078	$106,347	$127,617	$127,617
$225,000	$72,058	$96,078	$120,097	$144,117	$144,117
$250,000	$80,308	$107,078	$133,847	$160,617	$160,617
$275,000	$88,558	$118,078	$147,597	$177,117	$177,117
$300,000	$96,808	$129,078	$161,347	$193,617	$193,617
$325,000	$105,058	$140,078	$175,097	$210,117	$210,117
$350,000	$113,308	$151,078	$188,847	$226,617	$226,617
$375,000	$121,558	$162,078	$202,597	$243,117	$243,117
$400,000	$129,808	$173,078	$216,347	$259,617	$259,617

     These calculations are based on the retirement formula in effect as of December 31, 2001, which provides an annual life annuity at age 65 equal to 1.8% of a participant's final five-year average compensation (excluding bonus) plus .4% of a participant's final five-year average compensation in excess of social security covered compensation times years of service to a maximum of 30 years. The pension benefits are not reduced for social security or other pension benefits received by participants. Estimated years of continuous service for each of the Named Executive Officers, as of December 31, 2001 and rounded to the full year are: Mr. Shipp, 4 years;Mr. Forney, 3 years; Mr. Gregory, 26 years; Mr. Kimball, 9 years; and Mr. Swenson, 28 years.

     In addition, the Company's Salary Continuation Agreements provide for supplemental pension benefits to certain officers of the Company, including the Named Executive Officers listed in the table below. The following table sets forth the supplemental pension benefits for the specified Named Executive Officers under their respective Salary Continuation Agreements.

NAME	ANNUAL BASE COMPENSATION	TOTAL YEARS OF SERVICE AT AGE 65	ANNUAL RETIREMENT BENEFIT AT AGE 65
R. Kimball	$240,000	12	28,800
K. Swenson	$360,000	26	102,960
J. Gregory	$230,037	39	53,829

     These calculations are based on individual Salary Continuation Agreements, which provide a 100% joint and survivor annuity at age 65 equal to a percentage, ranging from .6% to 1.1% of a participant's highest annual base compensation times full years of service. The percentage range has been determined by the Board of Directors. There are no compensation increases assumed in these calculations.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Fox, Waite and Webster served as members of the Compensation Committee for all of 2001. None of the members of the Compensation Committee is currently or has ever been an officer or employee of the Company or any of its subsidiaries. None of the Company's executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee. Mr. Waite owns a less than 1% interest in Swenson LLC which, as described under the heading "Certain Relationships and Related Transactions" on page 18, in 2001, paid approximately $117,000 to the Company for certain maintenance services and parts.

COMPENSATION COMMITTEE REPORT

Overall Policy

     The Company's compensation of its executives is designed to link compensation to the Company's performance and to the individual's contribution and performance. The objectives of this strategy are to attract and retain the best possible executives, to motivate them to achieve the Company's business goals and to provide a compensation package that recognizes individual contributions as well as overall business results, both short term and long term.

     The Compensation Committee determines the compensation of the individuals whose compensation is detailed in this Proxy Statement (including in the Summary Compensation Table) and the Company's other executive officers.

     The key elements of the Company's executive compensation consist of base salary, annual bonus and stock options. In addition, although the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the specific elements described below.

Base Salaries

     The base salaries of the Company's executives, including Mr. Swenson, the Company's chief executive officer, for 2001 were determined by the Compensation Committee. In determining such base salaries, the Compensation Committee considered historical salaries paid by the Company to officers having similar duties and responsibilities, salaries paid to similar executives by publicly held companies in the death care industry, the performance of each executive officer and the contribution of that officer to the performance of the Company.

     In evaluating Mr. Swenson's performance and setting his salary, the Compensation Committee primarily considered Mr. Swenson's success in implementing the strategic goals of the Company, increasing the profitability of the Company's operating units, reducing the Company's operating expenses and managing the Company's personnel as well as the impact on corporate performance of his efforts to develop and implement new business strategies and enhance the Company's brand and corporate reputation.

     The amount of base salary paid to each Named Executive Officer in 2001 is set forth in the summary compensation table on page 11.

Annual Performance Bonus

     The Company's executive officers are eligible for an annual cash performance bonus. In 2001, the Compensation Committee recommended the establishment of a bonus pool for the Company's officers in respect of 2001 earnings. As a result of this recommendation, the Board of Directors implemented a bonus pool for the Company's officers based on a level of 2001 profits before taxes necessary for the Company to achieve (after giving effect to all bonuses) a specified minimum 2001 earnings per fully diluted share of Common Stock.

Stock Options

     Under the 1994 Plan, stock options may be granted to the Company's executives by the Compensation Committee. In general, the guidelines for the grant and size of stock option awards are based on factors similar to those used to determine base salaries and annual bonus. Stock options are typically granted with an exercise price equal to the market price of the Common Stock on the date of grant and vest over time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of such options cannot be realized unless stock price appreciation occurs over time. No stock options were granted to executive officers or to various key employees of the Company during 2001.

Conclusion

     Through the programs described above, a significant portion of the Company's executive compensation is linked directly to corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance, including considering the use of such commonly used measures as EVA (Economic Value Added), recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

COMPENSATION COMMITTEE

Charles M. Waite (Chairman)
James L. Fox
Frederick E. Webster Jr.

COMPENSATION OF DIRECTORS

     Directors who are not also officers of the Company are paid annual directors' retainers of $10,000 and $500 for each meeting of the Board, including committee meetings. Directors are also eligible for stock option grants under the 1994 Plan.

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Kurt M. Swenson (the "Swenson Employment Agreement") for retention of his services as President and Chief Executive Officer of the Company. The term of the Swenson Employment Agreement commenced on October 24, 1997, the date of consummation of the IPO (the "Commencement Date"), and continues until the fifth anniversary thereof, provided that on the third and each subsequent anniversary of the Commencement Date such term will automatically be extended for one additional year, unless, not later than ninety days prior to the expiration of the term, the Company or Mr. Swenson gives notice that the term will not be extended. The Swenson Employment Agreement provides for continued payment of salary and benefits over the remainder of the term if Mr. Swenson's employment is terminated by the Company without Cause (as defined in the Swenson Employment Agreement) or as a result of death or disability or by Mr. Swenson for Good Reason (as defined in the Swenson Employment Agreement). The Swenson Employment Agreement also provides for a lump sum payment to Mr. Swenson equal to the sum of (i) accrued but unpaid salary, and a prorated bonus amount equal to the greater of the largest annual bonus paid to Mr. Swenson during the prior three years and the annual bonus payable in respect of the most recently completed fiscal year (the "Highest Annual Bonus"), through the date of termination and (ii) three times the sum of (A) his then annual salary and (B) Highest Annual Bonus, and for continuation of benefits for three years, if Mr. Swenson's employment is terminated by the Company (other than for Cause, death or disability) during the twelve-month period following, or prior to but in connection with, or by Mr. Swenson during the twelve-month period following, a Change in Control (as defined in the Swenson Employment Agreement). In the event of a termination related to a Change in Control, Mr. Swenson may elect in lieu of the lump sum payment described above, to receive in a lump sum or over the then remaining term of the Swenson Employment Agreement, an amount equal to the total amount he would have been entitled to receive if his employment had been terminated by the Company without Cause or by Mr. Swenson for Good Reason. If any payment or distribution by the Company to or for the benefit of Mr. Swenson under the Swenson Employment Agreement would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Mr. Swenson with respect to such excise tax, then Mr. Swenson will generally be entitled to receive an additional payment such that after payment by Mr. Swenson of all taxes, Mr. Swenson retains an amount of the additional payment equal to the excise tax imposed.

     The Company also has employment agreements with each of the other Named Executive Officers except Mr. Shipp (such employment agreements being referred to collectively as the "Other Employment Agreements"), each of which provides for an initial five-year employment term commencing on October 24, 1997, with the exception of the Company's agreement with John L. Forney, which has a five-year term commencing on January 22, 1999. The Other Employment Agreements provide for benefits of the type generally provided to key executives of the Company, and for continued payment of salary and benefits over the remainder of the term if the employee's employment is terminated by the Company without Cause (as defined in the Other Employment Agreements). The Other Employment Agreements or related undertakings generally prohibit the employee from competing with the Company during the term of employment and for two years thereafter, and contain customary confidentiality provisions in favor of the Company.

COMPARATIVE STOCKHOLDER RETURN

     The following graph compares on a cumulative basis the percentage change during the period from October 21, 1997 to December 31, 2001, in the total stockholder return on (i) the Class A Common Stock of the Company, (ii) the Russell 2000 Stock Price Index and (iii) an industry peer group index of the following six publicly traded companies: Carriage Services, Inc., Hillenbrand Industries, Matthews International Corp., Service Corp. International and Stewart Enterprises, Inc. (the "Industry Peer Group"). The graph assumes that the value of the investment in the Company's Class A Common Stock and in each index was $100 on October 21, 1997 and that all dividends were reinvested. The returns for each company in the Industry Peer Group are weighted according to its stock market capitalization at the beginning of each period for which a return is indicated. The stock price performance on the following graph and in the following table is not necessarily indicative of future stock price performance.

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Securities Exchange Act that might incorporate this document or future filings with the Securities and Exchange Commission, in whole or in part, the comparison of Stockholder Total Return among Rock of Ages Corporation, the Russell 2000 Stock Price Index and the Industry Peer Group shall not be deemed to be incorporated by reference in any such filing.

EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF STOCKHOLDER TOTAL RETURN AMONG
ROCK OF AGES CORPORATION,THE RUSSELL 2000 STOCK PRICE INDEX AND
AN INDUSTRY PEER GROUP

Comparison of Stockholder Returns
	10/21/97	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01
Rock of Ages Corporation	100	73.37	67.46	21.60	21.30	23.72
Russell 2000 Index	100	95.50	93.07	112.85	109.44	112.16
Industry Peer Group	100	112.40	117.94	35.61	33.23	47.48

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with and prior to its IPO, the Company effected a reorganization whereby, among other things, the Company's then parent corporation Swenson Granite was merged with and into the Company, with the Company as the surviving corporation, and, immediately prior to such merger, Swenson Granite distributed its curb and landscaping business to its stockholders through a pro rata distribution of all of the member interests in a newly formed limited liability company, Swenson LLC. Kurt M. Swenson, the Company's Chairman, President and Chief Executive Officer, and his brother Kevin C. Swenson, each own approximately 30.3% of Swenson LLC. Certain other executive officers and directors of the Company collectively own approximately 3.5% of Swenson LLC. Kurt M. Swenson serves as a nonofficer Chairman of the Board of Directors of Swenson LLC, but has no involvement with its day-to-day operations. Robert Pope, a holder of more than 5% of the Class B Common Stock, is the President and Chief Executive Officer, and owns approximately 10% of Swenson LLC. Neither Kurt M. Swenson nor any other officer of the Company, receives salary, bonus, expenses or other compensation from Swenson LLC, except for any pro rata share of earnings attributable to their ownership interest in Swenson LLC.

     Swenson LLC owns two granite quarries, one in Concord, New Hampshire and another in Woodbury, Vermont. Both have been owned by Swenson LLC (or its predecessor Swenson Granite) for more than 40 years. Because of the proximity of the Woodbury quarry to Barre, Vermont, the Company provides, and may continue to provide, certain maintenance services and parts to the Woodbury quarry and is reimbursed for the cost of such services and parts. During 2001, the Company received approximately $117,000 for such maintenance service and parts. Both the Company and Swenson LLC have the right to terminate these arrangements at any time. The Company's purchases of granite provided by Swenson LLC in 2001 were approximately $13,000. Swenson LLC also purchases granite blocks and slabs from the Company. Such purchases amounted to approximately $25,000 in 2001. Neither the Company nor Swenson LLC has any obligation to continue to purchase granite from the other. The Company believes these arrangements and transactions with Swenson LLC are and were as favorable, or more favorable, to the Company than would be or have been available from an unrelated party for comparable granite blocks.

     In February and April 2000 the Company loaned $130,000 to Richard C. Kimball and $143,186 to Jon M. Gregory in connection with the exercise of certain stock options by them. Mr. Kimball and Mr. Gregory are both directors and executive officers of the Company. The purpose of the loans was to assist Mr. Kimball and Mr. Gregory in paying certain taxes incurred in connection with the exercise of Company stock options and the resulting Alternative Minimum Tax imposed on the unrealized gain on the transactions. The loans are each evidenced by a demand promissory note and are secured by a pledge of the shares acquired in the option exercises. The notes are payable on demand and provide for annual interest of 5.88% on the outstanding principal balance. The largest amounts payable under these loans during 2001 were $130,000 by Mr. Kimball and $143,186 by Mr. Gregory. Mr. Kimball paid his loan in full in July 2001. As of March 2002, $58,098 remained outstanding on the loan to Mr. Gregory.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

General

     The Audit Committee has recommended that the Board appoint, and the Board has appointed, KPMG LLP as the Company's independent auditors for the fiscal year 2002, and has further directed that management submit the selection of the independent auditors for ratification by the stockholders at the Meeting. KPMG LLP has audited the Company's financial statements since 1990. Representatives of KPMG LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

     Stockholder ratification of the selection of KPMG LLP as the Company's independent auditors is not required by the By-Laws, or otherwise, but is being pursued as a matter of good corporate practice. In the event the Company's stockholders fail to ratify the selection, the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Board, in its discretion may direct the appointment of a different auditing firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by Proxies at the Meeting will be required to ratify the selection of KPMG LLP.

Audit Fees

     KPMG LLP billed the Company aggregate fees of $335,000 for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2001 and for review of the financial statements included in the Company's quarterly reports on Form 10-Q for the first three quarters of fiscal year 2001.

Financial Information Systems Design and Implementation Fees

     There were no services provided by KPMG LLP to the Company for the design and implementation of financial information systems during the last fiscal year.

All Other Fees

     Fees billed or expected to be billed to the Company by KPMG LLP, other than for audit services and review of quarterly reports, including tax-related services, totaled approximately $104,930. The Audit Committee of the Board considered the provision of these additional services to be compatible with the maintenance of KPMG LLP's independence.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 2002. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE "FOR" SUCH RATIFICATION.

OTHER MATTERS

     Management of the Company has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters. However, if any such other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying Proxies in accordance with their best judgment with respect to any such other matters which may come before the Meeting to the extent permitted by the applicable rules of the Commission.

STOCKHOLDER PROPOSALS

     Under the rules and regulations of the Commission, proposals of stockholders intended to be presented in the Company's proxy statement and forms of proxy for the Company's 2003 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than January 14, 2003 to be considered for inclusion in the Company's proxy statement and proxy cards for that meeting.

Under the By-Laws, proposals of stockholders intended to be submitted for a formal vote (other than proposals to be included in the Company's proxy statement and forms of proxy) at the Company's 2003 Annual Meeting of Stockholders may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company at its principal executive offices no earlier than February 18, 2003 and not later than March 20, 2003. The notice must contain certain information as specified in the By-Laws. Any such proposal received after March 20, 2003 will not be considered "timely" under the federal proxy rules for purposes of determining whether the Company may use discretionary authority to vote on such proposal.

ANNUAL REPORT AND FORM 10-K

     The Company is sending, prior to or concurrently with this Proxy Statement, to all of its stockholders of record as of April 29, 2002, a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 2001. The 2001 Annual Report includes the Company's audited consolidated financial statements for the fiscal year ended December 31, 2001.

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission is available without charge upon written request by any stockholder to Rock of Ages Corporation, 369 North State St., Concord, New Hampshire 03301, Attention: Investor Relations.

By Order of the Board of Directors

Michael B. Tule
Secretary

Graniteville, Vermont
May 10, 2002

CLASS A COMMON STOCK

ROCK OF AGES CORPORATION
Proxy Solicited by the Board of Directors
Annual Meeting of Stockholders - June 18, 2002

The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designated on the reverse side, all shares of Class A Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held on June 18, 2002 and any adjournment or postponement thereof (the "Meeting"). In their discretion, such proxies are authorized to vote upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason any of George R. Anderson, John L. Forney or Frederick E. Webster Jr. is unable to or will not serve, and other matters incident to the conduct of the Meeting. This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of George R. Anderson, John L. Forney and Frederick E. Webster Jr. as directors and FOR ratification of KPMG LLP as the Independent auditors of the Company for fiscal 2002. Additionally, this proxy will be voted in the discretion of the proxies named above upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason any of George R. Anderson, John L. Forney or Frederick E. Webster Jr. is unable to or will not serve, and other matters incident to the conduct of the Meeting. The undersigned acknowledges receipt of the Company's definitive Proxy Statement in connection with the Meeting, the related Notice of Annual Meeting of Stockholders and the Company's 2001 Annual Report.

(continued - to be dated and signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS of

ROCK OF AGES CORPORATION

CLASS A COMMON STOCK
JUNE 18, 2002

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the Instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET

Please access the page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS:

Please Detach and Mail in the Envelope Provided

A [X] Please mark your votes as indicated in this example

The Company recommends a vote FOR the election of George R. Anderson, John L. Forney and Frederick E. Webster Jr. as directors and FOR the ratification of the selection of KPMG LLP as the Independent auditors of the Company for fiscal 2002.

Nominees:

George R. Anderson
John L. Forney
Frederick E. Webster Jr.

1. Election of Directors duly nominated

For all nomimees listed at right (except as marked to the contrary) [ ]   WITHHOLD AUTHORITY to vote for all nominees listed at right [ ]

2. Ratification of the selection of KPMG LLP as the independent auditors of the Company for fiscal 2002.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope.

(Signature) _______________ (Signature) ___________ (Title or Authority) __________________Dated: ________, 2002

NOTE: Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope. Please sign exactly as your name appears hereon. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary, Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.

CLASS B COMMON STOCK

ROCK OF AGES CORPORATION
Proxy Solicited by the Board of Directors
Annual Meeting of Stockholders - June 18, 2002

The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designated on the reverse side, all shares of Class A Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held on June 18, 2002 and any adjournment or postponement thereof (the "Meeting"). In their discretion, such proxies are authorized to vote upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason any of George R. Anderson, John L. Forney or Frederick E. Webster Jr. is unable to or will not serve, and other matters incident to the conduct of the Meeting. This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of George R. Anderson, John L. Forney and Frederick E. Webster Jr. as directors and FOR ratification of KPMG LLP as the Independent auditors of the Company for fiscal 2002. Additionally, this proxy will be voted in the discretion of the proxies named above upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason any of George R. Anderson, John L. Forney or Frederick E. Webster Jr. is unable to or will not serve, and other matters incident to the conduct of the Meeting. The undersigned acknowledges receipt of the Company's definitive Proxy Statement in connection with the Meeting, the related Notice of Annual Meeting of Stockholders and the Company's 2001 Annual Report.

(continued - to be dated and signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS of

ROCK OF AGES CORPORATION

CLASS B COMMON STOCK
JUNE 18, 2002

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the Instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET

Please access the page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS:

Please Detach and Mail in the Envelope Provided

A [X] Please mark your votes as indicated in this example

The Company recommends a vote FOR the election of George R. Anderson, John L. Forney and Frederick E. Webster Jr. as directors and FOR the ratification of the selection of KPMG LLP as the Independent auditors of the Company for fiscal 2002.

Nominees:

George R. Anderson
John L. Forney
Frederick E. Webster Jr.

1. Election of Directors duly nominated

For all nomimees listed at right (except as marked to the contrary) [ ]   WITHHOLD AUTHORITY to vote for all nominees listed at right [ ]

2. Ratification of the selection of KPMG LLP as the independent auditors of the Company for fiscal 2002.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope.

(Signature) _______________ (Signature) ___________ (Title or Authority) __________________Dated: ________, 2002

NOTE: Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope. Please sign exactly as your name appears hereon. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary, Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.